UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant ☒
Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
KIMCO REALTY CORPORATION
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! KIMCO REALTY CORPORATION 2025 Annual Meeting Vote by 11:59 P.M. ET on April 28, 2025. For shares held in a Plan, vote by 11:59 P.M. ET on April 24, 2025.
KIMCO REALTY CORPORATION 500 NORTH BROADWAY, SUITE 201 JERICHO, NY 11753

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You invested in KIMCO REALTY CORPORATION and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on April 29, 2025.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR if you want to receive a paper or e-mail copy of these documents or proxy materials for future stockholder meetings, you must request them. To make your request, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Please make the request as instructed above on or before April 15, 2025 to facilitate timely delivery. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Vote Virtually at the Meeting April 29, 2025 10:00 a.m., Eastern Time

The Annual Meeting will be held solely by means of remote communication, in a virtual only format. To attend the meeting online, please visit www.virtualshareholdermeeting.com/KIM2025 and be sure to have the control number noted above.

*	You can also vote by mail or by telephone by requesting a paper copy of the materials, which will include a proxy card with instructions.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1 -	THE BOARD OF DIRECTORS RECOMMENDS: A VOTE FOR THE ELECTION OF EACH OF THE FOLLOWING NOMINEES:
1a.	Ross Cooper	For
1b.	Philip E. Coviello	For
1c.	Conor C. Flynn	For
1d.	Nancy Lashine	For
1e.	Frank Lourenso	For
1f.	Henry Moniz	For
1g.	Mary Hogan Preusse	For
1h.	Valerie Richardson	For
1i.	Richard B. Saltzman	For
2 -	THE BOARD OF DIRECTORS RECOMMENDS: A VOTE FOR THE ADVISORY RESOLUTION TO APPROVE THE COMPANY’S EXECUTIVE COMPENSATION (AS MORE PARTICULARLY DESCRIBED IN THE PROXY STATEMENT).	For
3 -	THE BOARD OF DIRECTORS RECOMMENDS: A VOTE FOR RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2025.	For
4 -	THE BOARD OF DIRECTORS RECOMMENDS: A VOTE FOR APPROVAL OF THE COMPANY’S 2025 EQUITY PARTICIPATION PLAN.	For
5 -	TO VOTE ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY POSTPONEMENT(S) OR ADJOURNMENT(S) THEREOF IN THE DISCRETION OF THE PROXY HOLDER.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.
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